EXHIBIT 10(b)
                          IMPERIAL HOLLY CORPORATION
                        EMPLOYEE STOCK OWNERSHIP PLAN

                  (As Established Effective January 1, 1988)

                               FIFTH AMENDMENT

            Imperial Holly Corporation, a Texas corporation, having established the Imperial Holly Corporation Employee Stock Ownership Plan, effective January 1, 1988 and as thereafter amended (the "Plan"), and having reserved the right under Section 9.5 thereof to amend the Plan, does hereby amend the Plan, effective as of the dates specified herein, as follows:

            1. Effective January 1, 1994, Section 1.5 is hereby amended in its entirety, to read as follows:

            "1.5 ANNUAL COMPENSATION: The compensation paid to a Participant by his Employer or Affiliate during the applicable Plan Year that is required to be reported as wages on the Participant's Form W-2 for income tax purposes, including contributions made during the Plan Year on a salary reduction basis under any qualified cash or deferred arrangement under Code Section 401(k). The Annual Compensation of a Participant as reflected on the books and records of his Employer shall be conclusive. Effective January 1, 1989, the Annual Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $200,000 (or such adjusted amount as provided under Code Section 401(a)(17)). Annual Compensation shall include all amounts paid to a Participant while actually employed, and shall not be limited to those amounts paid while actually participating during any Plan Year. Notwithstanding the foregoing provisions of this Section 1.5, the Annual Compensation of each Participant who is a highly compensated employee (within the meaning of Code Section 414(q)), shall, for purposes of Section 5.2(d)(iii), be reduced on a comparative compensation basis so that the aggregate allocation of Employer Contributions under this Plan in a particular Plan Year to such group of Participants does not exceed one-third (1/3) of the aggregate Employer Contributions for the Plan Year.

            In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Annual Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the Annual Compensation limit will be multiplied by a fraction,

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      the numerator of which is the number of months in the determination period, and the denominator of which is 12.

            For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the Annual Compensation limit set forth in this provision.

            If Annual Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Annual Compensation for that prior determination period is subject to the Annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the Annual Compensation limit is $150,000. For purposes of applying the $150,000 limit on Annual Compensation, the family unit of an Employee who either is a 5% owner or is both a highly compensated employee and one of the ten most highly compensated employees will be treated as a single Employee with one Annual Compensation, and the $150,000 limit will be allocated among the members of the family unit in proportion to the total Annual Compensation of each member of the family unit. For this purpose, a family unit consists of the Employee who is a 5% owner or one of the ten most highly compensated employees, the Employee's spouse, and the Employee's lineal descendants who have not attained age 19 before the close of the year."

            2. Article VII of the Plan is hereby amended, effective January 1, 1993, by adding new Section 7.9 thereto, as follows:

            "7.9 DIRECT ROLLOVERS: Effective January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For the purposes of this Section the following definitions shall apply:

                  (i) "Eligible Rollover Distribution" shall mean any
            distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specific period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

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                  (ii) "Eligible Retirement Plan" shall mean an
            individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iii) "Distributee" shall mean a Participant or former
            Participant of the Plan. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (iv) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee."

            3. The third sentence of Section 11.2 of the Plan is hereby amended, effective January 1, 1989, to read as follows:

      "If the Plan subsequently ceases to be top heavy, the preceding schedule shall continue to apply with respect to any Participant who had at least three (3) years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top heavy."

            IN WITNESS WHEREOF, Imperial Holly Corporation has caused this Amendment to be executed by its duly authorized officers this 28 day of December, 1994, but effective as stated herein.

                                          IMPERIAL HOLLY CORPORATION

                                          By:  JAMES C. KEMPNER
ATTEST:
/s/ LINDA R. MEAGHER
    Linda R. Meagher
    Assistant Corporate Secretary

[SEAL]
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            The undersigned, as adopting employers, hereby approve of and consent to the foregoing Fifth Amendment and acknowledge receipt of a copy of the Fifth Amendment this 28 day of December, 1994.

                                          FORT BEND UTILITIES COMPANY

                                          By  JAMES C. KEMPNER
ATTEST:
/s/ LINDA R. MEAGHER
    Linda R. Meagher
    Secretary
                                          CSCO, INCORPORATED

                                          By  JAMES C. KEMPNER
ATTEST:
/s/ LINDA R. MEAGHER
    Linda R. Meagher
    Secretary
                                          HOLLY SUGAR CORPORATION

                                          By  ROGER W. HILL
ATTEST:
/s/ LINDA R. MEAGHER
    Linda R. Meagher
    Assistant Secretary
                                          IMPERIAL SWEETENER
                                          DISTRIBUTORS, INC.

                                          By  JAMES C. KEMPNER
ATTEST:
/s/ LINDA R. MEAGHER
    Linda R. Meagher
    Secretary
                                    -4-
THE STATE OF TEXAS            ss.
                              ss.
COUNTY OF FORT BEND           ss.

            BEFORE ME, the undersigned authority, on this day personally appeared James C. Kempner, President of Imperial Holly Corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of Imperial Holly Corporation, a corporation, and that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28 day of
December, 1994.
                                          Diane L. Kaufman

                                          Notary Public, State of Texas

                                          My commission expires:
                                                5-26-95
[NOTARY SEAL]
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